UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 9, 2006
(Date of earliest event reported)

Hometown Auto Retailers, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-24669	06-1501703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1309 South Main Street, Waterbury, CT		06706
(Address of principal executive offices)		(Zip Code)

(203) 756-1300
(Registrant's telephone number, including area code)

______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2)

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01 - Completion of Acquisition or Disposition of Assets.

On February 9, 2006 the Registrant completed the acquisition of a Nissan franchise as originally announced in the Registrant’s Form 8-K filed on December 8, 2005. Pursuant to the terms of the Asset and Franchise Purchase Agreement (the “Agreement”) with Nissan of Natick, Inc., a Massachusetts corporation with an office and principal place of business at 671 Worcester Road, Natick, Massachusetts 01760 (the “Seller”), the Registrant purchased the Seller’s Nissan sales and service franchise and certain of Seller’s assets including the Seller’s customer lists, certain new Nissan parts and accessories, Nissan special tools and Nissan new vehicle inventory (the “Nissan Assets”). The Registrant did not assume any liabilities of the Seller. The purchase price was $2,000,000 plus $25,000 for certain Nissan special tools, and $118,000 for Nissan parts and accessories. In addition, the Registrant received a credit for holdbacks, floor plan assistance and advertising credits of $56,000 and assumed the Nissan new vehicle inventory on hand which was financed under Registrant’s existing floor plan financing with Ford Motor Credit Corporation.

On June 2, 2005 the Registrant filed a Form 8-K in which it announced an Exchange Agreement (the “Exchange Agreement”) with the New England Subsidiaries of the Registrant (as described in the Form 8-K) and the stockholders of the Registrant in the Shaker Group (as described in the Form 8-K). On July 8, 2005 the Registrant filed a Form 8-K in which it announced that it had been notified that three shareholders had commenced a purported individual, class and derivative action in the Court of Chancery of the State of Delaware, seeking to enjoin the consummation of the exchanges that were announced on June 2, 2005. In the Form 8-K filed on July 8, 2005, the Registrant stated that it was unable to predict when it will send the information statement concerning the proposed exchanges to its shareholders or when the proposed exchanges will be consummated. In light of the continuing potential adverse effects which the ongoing litigation has upon the Registrant, it continues to be unable to predict when it will send the information statement concerning the proposed exchanges to its shareholders or when the proposed exchanges will be consummated. However, the assets acquired under the Agreement were acquired by Hometown Auto Framingham, Inc., one of the New England Subsidiaries and all of the indebtedness relating to the acquisition is secured only by the assets of the New England Subsidiaries. Accordingly, in the event that the exchanges are ultimately consummated, it is anticipated that the assets and the indebtedness related thereto will become the sole obligation of the New England Subsidiaries and the Registrant will have no interest in the assets and no obligation with respect to the indebtedness incurred in connection with the acquisition of such assets.

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In order to fund the acquisition of the assets described in Item 2.01 of this Form 8-K, the Registrant completed several simultaneous financing transactions on February 9, 2006 involving: (i) the pay-off of existing financing originally obtained by the Registrant’s wholly owned subsidiary, Bay State Realty Holdings, Inc., through Falcon Financial, LLC (the “Falcon Financing”); (ii) a mortgage loan in favor of Bay State Realty Holdings, Inc. in the original principal amount of $6,035,000 from Ford Motor Credit Company (the “Mortgage Loan”); and (iii) a capital loan in favor of the Registrant’s wholly owned subsidiary, Hometown Auto Framingham, Inc., in the original principal amount of $1,500,000 from Ford Motor Credit Company (the “Capital Loan”).

The Falcon Financing was originally obtained as of April 16, 1999 and was in the original principal amount of $5,800,000 bearing interest at fixed rate of 10.0% per annum and payable in monthly installments of principal and interest over a fifteen (15) year term. Pursuant to the terms of the documents, the prepayment of the Falcon Financing required payment of a “yield maintenance” fee defined generally as the “excess, if any, of the value of all remaining payments, discounted to the prepayment date, over the outstanding Loan Amount.” As of the pay-off, the outstanding balance of principal and interest owed under the Falcon Financing was $4,301,927 and the yield maintenance fee was calculated to equal $1,003,440 for a total pay-off figure of $5,305,367. The yield maintenance fee will be expensed in the Registrant’s Consolidated Statement of Operations in the first quarter of 2006.

The Mortgage Loan is in the original principal amount of $6,035,000, bears interest at a rate, variable monthly, equal to 2.75% per annum above the LIBOR Rate (which as of the closing on the Mortgage Loan resulted in an effective rate of 7.24%), and is payable in 59 unequal, consecutive monthly installments of principal commencing on the first day of the second month following the closing, together with accrued interest, based upon a 240 month amortization, with a final balloon payment due upon maturity five (5) years from the first payment date. The Mortgage Loan was made to Bay State Realty Holdings, Inc. (the “Borrower”) by Ford Motor Credit Company (the “Lender”) and is unconditionally guaranteed by the following corporate subsidiaries of the Registrant (collectively, the “Corporate Guarantors”): Hometown Auto Framingham, Inc., Family Ford, Inc., Shakers, Inc., Hometown Brattleboro, Inc., Shaker Auto Group, Inc., and by the following individuals: Corey Shaker, Joseph Shaker, Steven Shaker, Janet Shaker, and Edward Shaker (the “Individual Guarantors”). The Registrant has agreed to indemnify the Individual Guarantors in the event that the Exchange Agreement is not consummated. The Mortgage Loan is secured by a first mortgage on real estate and improvements owned by the Borrower at 571 Worcester Road, Framingham, Massachusetts (the “Property”), a first security interest in the Borrower’s and each Corporate Guarantor’s personal property, a collateral assignment of a lease by and between the Borrower and Hometown Auto Framingham, Inc., and a collateral assignment of all leases of real or personal property used in connection with the Property. Furthermore, the Mortgage Loan is “cross-defaulted” and “cross-collateralized” with: (i) the Capital Loan from Lender to Hometown Auto Framingham, Inc. recited below; (ii) a Wholesale Line of Credit made by Lender to Hometown Auto Framingham, Inc. dated March 2, 2001; (iii) a Wholesale Line of Credit made by Lender to Family Ford, Inc. dated February 28, 2001; (iv) a Wholesale Line of Credit made by Lender to Shakers Inc. dated February 28, 2001; (v) a Wholesale Line of Credit made by Lender to Hometown Brattleboro, Inc. dated March 2, 1001; (vi) any and all other loans now or hereafter outstanding made by Lender to Borrower and/or the Guarantors; and (vii) any and all extensions, increases, amendments, renewals and modifications of the foregoing obligations.

The Capital Loan is in the original principal amount of $1,500,000, bears interest at a variable rate, equal to 2.50% per annum above the Prime Rate (which as of the closing on the Capital Loan resulted in an effective rate of 10.0%), and is payable in 59 consecutive monthly installments of principal in the amount of $12,500 each commencing on the fifteenth day of the first month following the closing, together with accrued interest, with a final balloon payment due upon maturity five (5) years from the closing date. The Capital Loan was made to Hometown Auto Framingham, Inc. (the “Borrower”) by the Lender and is unconditionally guaranteed by the following corporate subsidiaries of the Registrant (collectively, the “Corporate Guarantors”): Bay State Realty Holdings, Inc., Family Ford, Inc., Shakers, Inc., Hometown Brattleboro, Inc., Shaker Auto Group, Inc., and by the following individuals: Corey Shaker, Joseph Shaker, Steven Shaker, Janet Shaker, and Edward Shaker. The Capital Loan is secured by a first security interest in the Borrower’s and each Corporate Guarantor’s personal property, and is also “cross-defaulted” and “cross-collateralized” with: (i) the Mortgage Loan from Lender to Bay State Realty Holdings, Inc. recited above; (ii) a Wholesale Line of Credit made by Lender to Hometown Auto Framingham, Inc. dated March 2, 2001; (iii) a Wholesale Line of Credit made by Lender to Family Ford, Inc. dated February 28, 2001; (iv) a Wholesale Line of Credit made by Lender to Shakers Inc. dated February 28, 2001; (v) a Wholesale Line of Credit made by Lender to Hometown Brattleboro, Inc. dated March 2, 1001; (vi) any and all other loans now or hereafter outstanding made by Lender to Borrower and/or the Guarantors; and (vii) any and all extensions, increases, amendments, renewals and modifications of the foregoing obligations.

Both the Mortgage Loan and the Capital Loan were made with Lender’s understanding that the Borrowers and the Guarantors would not be prohibited from completing the pending Exchange Agreement disclosed in the Registrant’s June 2, 2005 Form 8-K filing. The Borrowers and Corporate Guarantors under the Mortgage Loan and the Capital Loan comprise the New England Subsidiaries (as described in the June 2, 2005 Form 8-K), and the Registrant is neither a Borrower nor a Guarantor under either Loan. Accordingly, in the event that the exchanges under the Exchange Agreement are ultimately consummated, it is anticipated that the indebtedness under the Mortgage Loan and the Capital Loan will remain the sole obligation of the New England Subsidiaries and the Registrant will have no obligation with respect to the indebtedness under the Mortgage Loan and the Capital Loan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOMETOWN AUTO RETAILERS, INC.

Date: February 15, 2006	By:	/s/ Corey Shaker
Corey Shaker, President and Chief Executive Officer